Exhibit 10.12

CONSENT AGREEMENT

(ML-CFC 2006-4; Loan Nos. 550203999 and 550204000)

THIS CONSENT AGREEMENT (the “Agreement”) is executed and effective as of this 1st day of November, 2007 (the “Effective Date”), by and between LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4 (“Lender”), having an address at c/o Wells Fargo Commercial Mortgage Servicing, 1320 Willow Pass Road, Suite 210, Concord, California 94520 Re: ML-CFC 2006-4; Loan Nos. 550203999 and 550204000, 10/120 SOUTH RIVERSIDE FEE LLC, a Delaware limited liability company (“Fee Borrower”), and 10/120 SOUTH RIVERSIDE PROPERTY LLC, a Delaware limited liability company (“Leasehold Borrower”) (Fee Borrower and Leasehold Borrower shall hereinafter be referred to individually and collectively as “Borrower”), both having an address at c/o Behringer Harvard Operating Partnership I LP, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001.

PRELIMINARY STATEMENT

A.                                   Lender is the owner and holder of a loan in the original principal amount of $225,000,000.00 originally made to Borrower (“Loan”) by Merrill Lynch Mortgage Lending, Inc. (“Original Lender”) on October 3, 2006.

B.                                     Lender is the current owner and holder of the Loan and the loan documents described in Exhibit A attached hereto (collectively, the “Loan Documents”) evidencing and/or securing the Loan. The Loan is secured by, among other things, the property described in and encumbered by the Security Instrument described in Exhibit A.

C.                                     Fee Borrower is the current owner of fee title to that certain real property (the “Land”) commonly known as 10 and 120 South Riverside located in the City of Chicago, County of Cook, State of Illinois, as more particularly described in the Loan Documents (the Land is hereinafter sometimes referred to as the “Fee Property”).

D.                                    Leasehold Borrower is the current owner of leasehold title to the Land and the buildings and improvements thereon (the “Improvements”) commonly known as 10 and 120 South Riverside located in the City of Chicago, County of Cook, State of Illinois, as more particularly described in the Loan Documents (the “Leasehold Property”) (the Fee Property and the Leasehold Property shall hereinafter be referred to individually and collectively as the “Property”).

E.                                      Borrower has requested Lender’s consent to BCSP IV U.S. Investments, L.P., a Delaware limited partnership and indirect parent of Borrower (“Seller”), selling and transferring (the “Sale”) 100% of the common stock of 10/120 South Riverside Illinois Business Trust, a Maryland business trust and Fee Borrower’s and Leasehold Borrower’s sole member (“Borrower Sole Member”), to Behringer Harvard 10/120 South Riverside Plaza, LLC, a Delaware limited liability company (“Purchaser”), pursuant to the terms of that certain Stock Purchase and Sale Agreement, dated as of August 15, 2007 (as amended, the “Purchase Agreement”), by and between Seller and Behringer Harvard

Operating Partnership I LP, a Texas limited partnership (“Original Purchaser”), which Original Purchaser assigned its interests in the Purchase Agreement as to the Sale of Borrower Sole Member to Purchaser.

F.                                      Immediately after the Sale, Borrower Sole Member will merge with and into Purchaser (the “Merger”) with Purchaser being the sole survivor and becoming the sole member of Borrower by virtue of the Merger (the Sale and the Merger shall be referred to herein collectively as the “Transfer”).

G.                                     The Loan Documents do not permit the Transfer without first obtaining Lender’s written consent.

H.                                    Borrower has requested the Lender’s consent to the Transfer and subject to the terms hereinafter set forth Lender has agreed to consent to the Transfer.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE 1

BORROWER ACKNOWLEDGMENTS, WARRANTIES,
REPRESENTATIONS AND COVENANTS

As a material inducement to Lender to enter into this Agreement and to consent to the Transfer, Borrower, on behalf of itself and each of the Borrower Parties (as hereinafter defined),  acknowledges, represents, warrants, covenants and agrees to and with Lender jointly and severally as follows:

1.1                                 Incorporation of Recitals. All of the facts set forth in the Preliminary Statement of this Agreement are true and correct and incorporated into this Agreement by this reference.

1.2                                 Authority of Borrower.

(a)                                  Each of Fee Borrower and Leasehold Borrower is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and each is authorized to conduct business in the State of Illinois. Purchaser is the sole equity member of Fee Borrower and Leasehold Borrower and is a duly organized, validly existing real estate investment trust in good standing under the laws of the State of Delaware. The undersigned (“Authorized Officer”) is an authorized officer of Purchaser. Authorized Officer, acting alone without the joinder of any other party, has obtained or concurrently herewith is obtaining any requisite consent and has the power and authority to execute this Agreement, in Purchaser’s capacity as the manager of Borrower, and to bind Borrower under this Agreement. The execution and delivery of, and performance under, this Agreement by Borrower has been duly and properly authorized pursuant to all requisite company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower or Purchaser or the certificate of formation, the limited liability company agreement or any other organizational document of Borrower or Purchaser, or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Borrower or Purchaser is a party or, to the best of Borrower’s knowledge, by which the Property may be bound or affected.

(b)                                 The organizational documents of Fee Borrower and Leasehold Borrower have not been modified since the loan origination and prior to the Transfer and, other than amendments relating to the Transfer approved by Lender or specifically permitted under the Loan Documents, there will be no amendments or modifications to the organizational documents of Fee Borrower or Leasehold Borrower after the Effective Date except to the extent permitted under the Loan Documents.

1.3                                 Affirmation of Obligations of Borrower. Borrower hereby affirms the existence and the validity of its obligations and the other provisions in the Loan Documents in accordance with their respective terms and conditions. Borrower further confirms that the Transfer shall not affect its obligations under, and Borrower agrees to continue to abide by and be bound by all of the terms of, the Loan Documents to which it is a party, including but not limited to, the representations, warranties, covenants, assurances and indemnifications therein. Borrower further agrees to pay, perform, and discharge each and every obligation of payment and performance under, pursuant to and as set forth in the Note (as defined in Exhibit A), the Security Instrument and the other Loan Documents at the time, in the manner and otherwise in all respects as therein provided. As of the date hereof, Borrower has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever against Lender or any subsidiary or affiliate of Lender or any of Lender’s predecessors in interest, and all of the past, present and future officers, directors, contractors, employees, agents, servicers (including, but not limited to, LNR Partners, Inc.), attorneys, representatives, participants, successors and assigns of Lender and Lender’s predecessors in interest (collectively, “Lender Parties”) with respect to (a) the Loan, (b) the Loan Documents, (c) the Debt (as such term is defined in the Loan Agreement), (d) any other documents or instruments now or previously evidencing, securing or in any way relating to the Loan, (e) the administration or funding of the Loan, or (f) the Property, including but not limited to its development, operation or financing. To the extent Borrower would be deemed to have any such defenses, setoffs, claims, counterclaims or causes of action as of the date hereof, Borrower, by its execution hereof, knowingly waives and relinquishes them.

1.4                                 Transfer of Interests. Except as permitted in this Agreement, under the other Loan Documents or otherwise permitted by Lender, since the date of funding of the Loan, no holder of a direct or indirect interest in Borrower has pledged, sold, conveyed or otherwise encumbered or transferred all or any part of its beneficial interests in Borrower and except for the Transfer, will not pledge, sell, convey or otherwise encumber or transfer all or any part of the direct or indirect interests in Borrower, without the prior written consent of Lender to the extent required by the Loan Documents.

1.5                                 No Default. To Borrower’s knowledge, no event, fact or circumstance has occurred or failed to occur which constitutes, or with the lapse or passage of time, giving of notice or both, could constitute a default as provided in the Security Instrument or other Loan Documents.

1.6                                 Legal Proceedings. Fee Borrower is the current owner of fee title of the Property. Leasehold Borrower is the current owner of leasehold title of the Property. There are no pending or, to Borrower’s knowledge, threatened suits, judgments, arbitration proceedings, administrative claims, executions or other legal or equitable actions or proceedings against Borrower or any of the Property, which have not been disclosed to Lender in writing and which, if adversely determined, would materially impair either the Property or Borrower’s ability to perform its covenants or obligations hereunder or under the Loan Documents.

1.7                                 Liens. There are no: (a) subordinate liens of any kind covering or relating to the Property or Borrower’s interest in the Property except for Permitted Encumbrances (as defined in the Loan Agreement) and Borrower has not received written notice, and has no actual knowledge of, any mechanics’ liens or liens for unpaid taxes or assessments encumbering the Property or any portion thereof other than those not yet due and payable, nor has notice of a lien or notice of intent to file a lien been received by Borrower, or (b) pending or, to the best of knowledge of Borrower, threatened condemnation proceedings or annexation proceedings affecting the Property, nor any agreements to convey any portion of the Property, or any rights thereto to any person or entity, including, without limitation, any government or governmental agency.

1.8                                 Financial Statements. To Borrower’s knowledge, the financial statements and other information (Financial Statements”) of Behringer Harvard REIT I, Inc. (“Principal”) delivered to Lender are true, complete and accurate in all material respects and accurately represent the financial condition of the Principal as of the date thereof. All of the assets shown on the Principal’s Financial Statement are owned by the Principal as its sole and separate property, and not jointly with any other person or entity, except as otherwise reflected in the Financial Statements. There has not been any material adverse change to the financial condition of the Principal between the dates of the Financial Statements delivered to Lender in connection with the Transfer and the date of this Agreement. Borrower acknowledges that the Financial Statements have been provided to Lender to induce Lender to enter into this Agreement and are being relied upon by Lender for such purposes.

1.9                                 Organizational Charts. The organizational charts attached hereto as Exhibit B are a true and correct representation of Borrower’s ownership structure immediately prior to and immediately following the consummation of the Transfer.

1.10                           Air Rights Lease. The Air Rights Lease (as such term is defined in the Security Instrument) is currently in full force and effect and is unmodified. All representations and warranties of Borrower with respect to the Air Rights Lease as set forth in the Loan Documents have been duly complied with and are true, correct and complete in all respects as of the date hereof. Borrower is unaware of any default under the Air Rights Lease. Any and all consents and approvals required to be obtained under the Air Rights Lease for consummation of the Transfer have been obtained and delivered to Lender.

1.11                           Rent Roll. The Rent Roll (“Rent Roll”) attached hereto and made a part hereof as Exhibit C is true, complete and accurate in all material respects and reflects all of the Leases (as defined in the Loan Agreement) affecting the Property.

1.12                           REOA. To Borrower’s knowledge, the REOA (as such term is defined in the Security Instrument) is currently in full force and effect and is unmodified. Borrower is unaware of any default under the REOA. Any and all consents and approvals required to be obtained under the REOA for consummation of the Transfer have been obtained and delivered to Lender.

1.13                           Bankruptcy Proceedings. Borrower has not been a party to any Debtor Proceeding (as hereinafter defined) within seven (7) years prior to the date of this Agreement or has any intent to (a) file any voluntary petition under any Chapter of the Bankruptcy Code, Title 11, U.S.C.A. (“Bankruptcy Code”), or in any manner to seek any proceeding for relief, protection, reorganization, liquidation, dissolution or similar relief for debtors (“Debtor Proceeding”) under any local, state, federal or other insolvency law or laws providing relief for debtors, (b) directly or indirectly to cause any involuntary petition under any Chapter of the Bankruptcy Code to be filed against Borrower or (c) directly or indirectly to cause the Property or any portion or any interest of Borrower or in the Property to become the property of any bankrupt estate or the subject of any Debtor Proceeding.

1.14                           Defaults on Other Indebtedness. To Borrower’s knowledge, Borrower has not defaulted under its obligations with respect to any other indebtedness.

1.15                           Inspections. Borrower has obtained written inspection reports relating to the Property in connection with the Transfer (collectively, the “Reports”), including without limitation, that certain Survey dated October 4, 2007, prepared by Sarko Engineering Inc. under Job No. 40796, that certain Survey dated October 4, 2007, prepared by Sarko Engineering Inc. under Job No. 40798, that certain Property Condition Report dated October 12, 2007, prepared by LandAmerica Assessment Corporation, and those two certain Reports of Environmental Site Assessment dated August, 2007, prepared by Pond, Robinson & Associates, LP under Project No. 072761 (collectively, the “New Environmental Reports”). Borrower has not obtained any tenant estoppel certificates from the tenants located at the Property that have not been delivered to Lender.

1.16                           Acknowledgment of Indebtedness. Borrower confirms that, and by its execution hereof, Lender confirms, represents, and warrants to Borrower to Lender’s actual knowledge that as of October 30, 2007: (a) the outstanding principal balance of Note A (as defined in Exhibit A) was $200,000,000.00; and (b) the escrow/reserve account balances were as follows: (i) a rollover reserve in the amount of $4,039,563.21; and (ii) a tenant reserve balance in the amount of $8,821,003.31. In addition, Borrower confirms that, and by its execution hereof, Lender confirms, represents, and warrants to Borrower to Lender’s actual knowledge that as of October 30, 2007, the outstanding principal balance of Note B (as defined in Exhibit A) was $25,000,000.00. In the event of an error or omission of the foregoing information, Lender does not in any way prejudice its right and entitlement to all monies lawfully due Lender. Borrower acknowledges and agrees that the Loan, as evidenced and secured by the Loan Documents and described above, is a valid and existing indebtedness payable by Borrower to Lender. By its execution hereof, Lender represents and warrants to Borrower that to Lender’s actual knowledge, (i) the foregoing amounts are correct, (ii) all interest payments due under the Loan Documents through and including October 31, 2007, have been paid and the next payment of interest is due December 1, 2007, (iii) Lender has not issued any written notices of default to Borrower or Original Indemnitor (as defined on Exhibit A) which have not been cured, and (iv) there are no existing material defaults under the Loan Documents.

1.17                           Consents. Borrower is not required to obtain the consent of any other person or entity for the Transfer or, to the extent that the consent of another person or entity is required for the Transfer, such consent has been obtained and delivered to Lender.

1.18                           SPE Status. The Transfer will not affect the Borrower’s status as a single purpose, bankruptcy remote entity as described in, or cause a violation of any of the provisions of Section 3.1.24 of the Loan Agreement (as defined in Exhibit A).

1.19                           Non-Consolidation Opinion Letter. None of the assumptions in the Substantive Non-Consolidation Opinion Letter dated as of the Effective Date issued by Richards, Layton and Finger, P.A., are untrue in any material respect.

1.20                           Assets of Borrower. The only assets of Fee Borrower are and will be the Fee Property, lessor’s interest in the Air Rights Lease, incidental personal or intangible property, Permitted Investments (as defined in the Cash Management Agreement [as defined on Exhibit A]) and cash or cash equivalents. The only assets of Leasehold Borrower are and will be the Leasehold Property, lessee’s interest in the Air Rights Lease, the Leases, incidental personal or intangible property, Permitted Investments and cash or cash equivalents.

1.21                           No Modification. After the Transfer, all of the terms, covenants and conditions of the Loan Documents shall continue in full force and effect, unmodified against Borrower, except as modified pursuant to the terms of this Agreement.

1.22                           Transfer Documents. Contemporaneously with the execution and delivery of this Agreement and as a material inducement to Lender to enter into this Agreement, Borrower shall have delivered or caused to be delivered such other documents, certificates, title insurance endorsements, legal opinions and UCC searches as Lender may reasonably require.

1.23                           Property Management. Leasehold Borrower is a party to that certain Fourth Amended and Restated Property Management and Leasing Agreement pursuant to a Partial Assignment and Assumption of Amended and Restated Property Management and Leasing Agreement dated as of the Effective Date (the “New Management Agreement”) whereby HPT Management Services LP (“Property Manager”) shall manage the Property. The term “Management Agreement” or “management agreement” in the Loan Documents shall hereafter refer to the New Management Agreement. Borrower covenants and agrees to comply with and to cause the Property Manager to comply with all terms and conditions of the Loan Documents concerning the management of the Property, including without limitation the obligation to obtain Lender’s consent to the management of the Property by any entity other than Property Manager, provided that Lender hereby consents to Property Manager subcontracting with Jones Lang LaSalle for the management of the Property. Borrower shall cause Property Manager to execute and deliver to Lender on the Effective Date a Subordination of Property Management Agreement and Management Fees in form and substance acceptable to the Lender.

1.24                           Prohibited Person. Borrower (a) is not an entity or person (i) that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order 13224, issued on September 24, 2001 (“EO13224”), (ii) whose name appears on the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) most current list of “Specifically Designated National and Blocked Persons” (which list may be published from time to time in various media including, but not limited to, the OFAC website, http:www.treas.gov/ofac/t11sdn/pdf) (iii) who commits, threatens to commit or supports “terrorism”, as that term is defined in EO 13224, or (iv) who, to the knowledge of Borrower, is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses [i] — [iv] above are herein referred to as a “Prohibited Person”); (b) has not knowingly conducted any business, nor engaged in any transaction or dealing, with any Prohibited Person, including,  but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person or (c) has not knowingly engaged in or conspired to engage in any transaction that evaded or avoided, or had the purpose of evading or avoiding, or attempted to violate, any of the prohibitions set forth in EO13224. Borrower further covenants and agrees to deliver (from time to time) to Lender any such certification as may be requested by Lender in its reasonable discretion, confirming that, based on reasonable inquiry (i) neither Borrower nor Principal is a Prohibited Person and (ii) neither Borrower nor Principal has (a) knowingly conducted any business, nor engaged in any transaction or dealing, with any Prohibited Person, including,  but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person or (b) knowingly engaged in or conspired to engage in any transaction that evaded or avoided, or had the purpose of evading or avoiding, or attempted to violate, any of the prohibitions set forth in EO13224.

1.25                           Reaffirmations of Borrower. Borrower reaffirms, renews, ratifies and confirms the truth and accuracy of all representations and warranties set forth in the Loan Documents, as if made on the Effective Date, except to the extent such representations or warranties were specific to an earlier date, except to the extent of changes in representations and warranties resulting from matters not prohibited by the Loan Documents or permitted hereunder and except to the extent modified as reflected on Exhibit D attached hereto. Borrower acknowledges and agrees that nothing contained in this Agreement, nor the Transfer, shall or shall be deemed to release, impair, limit, abrogate or reduce in any manner or to any extent Borrower’s or, except as otherwise provided in the Joinder of Original Indemnitor attached hereto, any other party of its obligations, agreements, duties and/or liabilities under the Loan Documents, all of which remain in full force and effect.

1.26                           Fees/Expenses. Simultaneously with or prior to the execution hereof, Borrower shall pay to or have paid Lender: (i) an assumption fee equal to $75,000.00; (ii) an administration fee equal to $125.00; (iii) a flood determination fee equal to $30.00; (iv) a ChoicePointe credit review fee equal to $602.00; and (v) an insurance review fee equal to $400.00, which Borrower agrees are fees for new consideration and are not interest charged in connection with the Loan.

1.27                           Same Indebtedness; Priority of Liens Not Affected. This Agreement and the execution of the other documents required to be executed in connection herewith do not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents. Borrower agrees that the lien and security interests created by the Security Instrument continue to be in full force and effect, unaffected and unimpaired by this Agreement and that said liens and security interests shall so continue in their perfection and priority until the Indebtedness (as defined in the Loan Agreement) secured by the Loan Documents is fully discharged.

1.28                           Payment of Transaction Costs and Expenses. Borrower shall pay at the time of execution of this Agreement by Lender the legal fees and disbursements of Lender’s counsel, Bilzin Sumberg Baena Price & Axelrod LLP, in connection with the preparation of this Agreement.

1.29                           Representations and Warranties. No representation or warranty of Borrower made in this Agreement contains any untrue statement of material fact or intentionally omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made. Any breach by Borrower or New Indemnitor of any of the representations, warranties or covenants set forth herein or in the New Indemnitor Joinder hereto, after expiration of all applicable notice and cure periods, shall constitute an Event of Default under the Security Instrument, the Note and the other Loan Documents.

1.30                           Further Assurances. Borrower shall execute and deliver to Lender such agreements, instruments, documents, financing statements and other writings as may be reasonably requested from time to time by Lender to consummate the transactions contemplated by this Agreement.

ARTICLE 2

ADDITIONAL PROVISIONS

2.1                                 No Other Material Documents. Other than those delivered to Lender, no other material documents were executed in connection with the Transfer that relate to Borrower or the Property.

2.2                                 Consent of Lender. Subject to the terms of this Agreement, Lender hereby consents to the Transfer which has occurred as of the Effective Date. Borrower agrees that this Agreement shall not be deemed an agreement by Lender to consent to any other action in connection with the Loan or the Property requiring Lender consent under the Loan Documents nor shall such consent constitute a consent, waiver or modification of any right, remedy or power of Lender under the applicable Loan Documents or otherwise.

2.3                                 UCC Filings. Borrower hereby grants and confirms unto Lender a first lien priority interest in all of Borrower’s personal property and all of the fixtures located at the Property to the maximum extent permitted by the Uniform Commercial Code (“UCC”). Borrower hereby consents to the filing of any financing statements or UCC forms required to be filed in the applicable states or any other applicable filing office, including, but not necessarily limited to, the state of organization of Borrower and in the Records (as defined in Exhibit A) (collectively “Filings”) in order to perfect or continue the perfection of said interest and, notwithstanding anything contained in any of the Loan Documents to the contrary, in accordance with the UCC, as amended subsequent to the making of the Loan, said Filings may be made by Lender without the consent or signature of the Borrower.

2.4                                 REIT Transfers. Notwithstanding anything to the contrary contained in the Loan Documents, Lender acknowledges and agrees that Behringer Harvard REIT I, Inc. (“REIT”), the Principal referred to in this Agreement, is a public company registered under the

Securities Act and that the issuance, sale or transfer of interests in REIT shall not be deemed a sale or transfer of a beneficial interest in Borrower for the purposes of the Loan Documents, provided however that (i) REIT remains a public company registered under the Securities Act, (ii) Behringer Harvard 10/120 South Riverside Plaza, LLC, a Delaware limited liability company, remains the sole member of Borrower, (iii) Behringer Harvard Operating Partnership I LP, a Texas limited partnership, continues to own fifty percent (51%) or more of the interests in Borrower, (iv) REIT remains in control of Borrower, (v) Behringer Harvard Holdings, LLC, a Delaware limited liability company, remains in control of REIT, and (vi) REIT continues to be the guarantor and indemnitor with respect to Borrower’s non-recourse obligations contained in the Guaranty pursuant to that certain New Indemnitor Joinder attached hereto. For the purposes of this paragraph, the term “control” shall mean the power to direct the management and policies of a party, directly or indirectly, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise.

2.5                                 Modification to Loan Documents.

(a)                                  All references to the term “Beacon Entity” in the Loan Agreement are hereby deleted and replaced with Behringer Harvard Operating Partnership I LP, a Texas limited partnership.

(b)                                 Notwithstanding anything contained in the Loan Documents to the contrary, including without limitation Section 8.2 of the Loan Agreement, the Third Party Limited Partners (as defined below) shall have the right to sell, convey or transfer their interests in Behringer Harvard Operating Partnership I LP, a Texas limited partnership (“Behringer Harvard OP”), without notice to Lender and without Lender’s consent so long as the Third Party Limited Partners do not in the aggregate own more than 10% of the limited partnership interests in Behringer Harvard OP. The term “Third Party Limited Partners” as used herein shall mean and refer to the third parties that (a) are not affiliated with any Behringer Harvard entity and (b) represent the minority owners of the limited partnership interests in Behringer Harvard OP.

2.6                                 References to Loan Documents. All references to the term “Loan Documents” in the Security Instrument and the other Loan Documents shall hereinafter be modified to include: (a) the Security Instrument and other Loan Documents described therein; (b) this Agreement; and (c) any and all of the documents now or hereafter executed with or in favor of Original Lender or Lender by Borrower, Borrower and others, and/or any other party, which evidences, secures or guaranties all or any portion of the payments due under the Note or otherwise is executed and/or delivered in connection with the Note, the Security Instrument or this Agreement. All references herein to the term “Loan Documents” shall mean and refer to the Loan Documents defined and affirmed herein and the other Loan Documents defined in the Security Instrument.

ARTICLE 3

MISCELLANEOUS PROVISIONS

3.1                                 Relationship with Loan Documents. To the extent that this Agreement is inconsistent with the Loan Documents, this Agreement will control and the Loan Documents will be deemed to be modified hereby. Except as modified hereby, the Loan Documents shall remain unchanged and in full force and effect.

3.2                                 No Limitation of Remedies. No right, power or remedy conferred upon or reserved to or by Lender in this Agreement is intended to be exclusive of any other right, power or remedy conferred upon or reserved to or by Lender under this Agreement, the Loan Documents or at law, but each and every remedy shall be cumulative and concurrent, and shall be in addition to each and every other right, power and remedy given under this Agreement, the Loan Documents or now or subsequently existing at law.

3.3                                 No Waivers. Except as otherwise expressly set forth in this Agreement, nothing contained in this Agreement shall constitute a waiver of any rights or remedies of Lender under the Loan Documents or at law. No delay or failure on the part of any party hereto in the exercise of any right or remedy under this Agreement shall operate as a waiver, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action or forbearance by any party hereto contrary to the provisions of this Agreement shall be construed to constitute a waiver of any of the express provisions hereof. Any party hereto may in writing expressly waive any of such party’s rights under this Agreement without invalidating this Agreement.

3.4                                 Successors or Assigns. Whenever any party is named or referred to in this Agreement, the heirs, executors, legal representatives, successors, successors-in-title and assigns of such party shall be included. All covenants and agreements in this Agreement shall bind and inure to the benefit of the heirs, executors, legal representatives, successors, successors-in-title and assigns of the parties, whether so expressed or not.

3.5                                 Construction of Agreement. Each party hereto acknowledges that it has participated in the negotiation of this Agreement and no provision shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision. Borrower at all times has had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement. Borrower has had the opportunity to review and analyze this Agreement for a sufficient period of time prior to execution and delivery. No representations or warranties have been made by or on behalf of Lender, or relied upon by Borrower, pertaining to the subject matter of this Agreement, other than those set forth in this Agreement. All prior statements, representations and warranties, if any, are totally superseded and merged into this Agreement, which along with the Loan Documents represent the final and sole agreement of the parties with respect to the subject matters contained herein. All of the terms of this Agreement were negotiated at arm’s length, and this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the others. The execution and delivery of this Agreement is the free and voluntary act of Borrower.

3.6                                 Invalid Provision to Affect No Others. If, from any circumstances whatsoever, fulfillment of any provision of this Agreement or any related transaction at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision operates or would prospectively operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be deemed deleted, as though not contained, and the remainder of this Agreement shall remain operative and in full force and effect.

3.7                                 Notices. Except as otherwise specifically provided to the contrary, any and all notices, elections, approvals, consents, demands, requests and responses (“Communications”) permitted or required to be given under this Agreement and the Loan Documents shall be effective if in writing, signed by or on behalf of the party giving the same, and sent by certified or registered mail, postage prepaid, return receipt requested, or by hand delivery or overnight courier service (such as Federal Express), to the party to be notified at the address of such party set forth below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance with this Section. Any Communications shall be effective upon the earlier of their receipt or three days after mailing in the manner indicated in this Section. Receipt of Communications shall occur upon actual delivery but if attempted delivery is refused or rejected, the date of refusal or rejection shall be deemed the date of receipt:

If to Lender:

LaSalle Bank National Association, as Trustee
c/o Wells Fargo Commercial Mortgage Servicing
1320 Willow Pass Road, Suite 210
Concord, California 94520
Re: ML-CFC 2006-4; Loan Nos. 550203999 and 550204000

With a copy to:

LNR Partners, Inc.
1601 Washington Avenue, Suite 700
Miami Beach, Florida 33139
Attn:	Director of Servicing
Re: ML-CFC 2006-4; Loan No. 550203999 and 550204000

and, if given to Borrower, must be addressed as follows, notwithstanding any other address set forth in the Loan Documents to the contrary, subject to change as provided above:

10/120 South Riverside Fee LLC and
10/120 South Riverside Property LLC
c/o Behringer Harvard Operating Partnership I LP
15601 Dallas Parkway, Suite 600
Addison, Texas 75001
Attention: Jon L. Dooley and Andrew J. Bruce
Facsimile: 214-655-1610

With a copy to:

Jones Day
27227 North Harwood Street
Dallas, Texas 75201-1515
Attention: Michelle R. Brown, Esq. and Mark V. Minton, Esq.

Facsimile: 214-969-5100

and

Powell Coleman & Arnold LLP
8080 North Central Expressway
Suite 1380
Dallas, Texas 75206
Attention: Patrick M. Arnold
Facsimile: 214-373-8768

3.8                                 Headings; Exhibits. The headings of the articles, sections and subsections of this Agreement are for the convenience of reference only, are not to be considered a part of this Agreement and shall not be used to construe, limit or otherwise affect this Agreement.

3.9                                 Modifications. The terms of this Agreement may not be changed, modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the party against whom the enforcement of the change, modification, waiver, discharge or termination is asserted.

3.10                           Time of Essence; Consents. Time is of the essence of this Agreement and the Loan Documents. Any provisions for consents or approvals in this Agreement shall mean that such consents or approvals shall not be effective unless in writing and executed by Lender.

3.11                           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which will constitute the same agreement. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

3.12                           GOVERNING LAW. THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

3.13                           SUBMISSION TO JURISDICTION. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT:

c/o CT CORPORATION SYSTEM
111 EIGHTH AVENUE
NEW YORK, NEW YORK 10011

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

3.14                           WAIVER OF TRIAL BY JURY. LENDER AND BORROWER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWING AND VOLUNTARILY BY LENDER AND BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. BORROWER AND LENDER EACH IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS

WAIVER BY LENDER AND BORROWER. THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER AND BORROWER TO ENTER THIS AGREEMENT.

3.15                           Non-Recourse. The provisions of Section 11.22 of the Loan Agreement shall apply to the representations, warranties, covenants and obligations of Borrower set forth in this Agreement and such provisions are therefore hereby incorporated herein by reference.

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The parties have executed and delivered this Agreement to be effective as of the Effective Date.

LENDER:

LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

By:	LNR Partners, Inc., a Florida corporation, as attorney-in-fact

By:
Randolph J. Wolpert, Vice President

STATE OF FLORIDA	)
) SS:
COUNTY OF MIAMI-DADE	)

This instrument was acknowledged before me, a notary public this         day of                , 2007, by Randolph J. Wolpert, as Vice President of LNR Partners, Inc., a Florida corporation, on behalf of said corporation as attorney-in-fact for LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4, on behalf of the trust. He is        personally known to me or       has produced a driver’s license as identification.

Notary Public
Print Name:
My Commission Expires:

BORROWER:

10/120 SOUTH RIVERSIDE FEE LLC, a Delaware limited liability company

By:	Behringer Harvard 10/120 South Riverside Plaza, LLC, a Delaware limited liability company, its manager

By:
Name:
Title:

10/120 SOUTH RIVERSIDE PROPERTY LLC, a Delaware limited liability company

By:	Behringer Harvard 10/120 South Riverside Plaza, LLC, a Delaware limited liability company, its manager

By:
Name:
Title:

STATE OF	)
) SS.:
COUNTY OF	)

This foregoing instrument was acknowledged before me this        day of              , 2007, by                   , the                   of Behringer Harvard 10/120 South Riverside Plaza, LLC, a Delaware limited liability company, as manager of 10/120 SOUTH RIVERSIDE FEE LLC, a Delaware limited liability company, on behalf of said company. He/She personally appeared before me, is personally known to me or produced                            as identification.

Notary Public, State of
My Commission Expires:

STATE OF	)
) SS.:
COUNTY OF	)

This foregoing instrument was acknowledged before me this         day of                 , 2007, by                 , the                           of Behringer Harvard 10/120 South Riverside Plaza, LLC, a Delaware limited liability company, as manager, of 10/120 SOUTH RIVERSIDE PROPERTY LLC, a Delaware limited liability company, on behalf of said company. He/She personally appeared before me, is personally known to me or produced                             as identification.

Notary Public, State of
My Commission Expires:

EXHIBIT A

LOAN DOCUMENTS

Unless otherwise indicated, each Loan Document is dated as of October 3, 2006.

1.               Loan Agreement (the “Loan Agreement”) between Borrower and Original Lender.

2.               Promissory Note A (the “Note A”) in the original principal amount of $200,000,000.00 made by Borrower to the Original Lender.

3.               Promissory Note B (the “Note B”; together with Note A, the “Note”) in the original principal amount of $25,000,000.00 made by Borrower to the Original Lender.

4.               Fee and Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement (the “Security Instrument”) made by Borrower to Original Lender and recorded as Document No. 0628641196 on October 13, 2006 and re-recorded as Document No. 0705134083 on February 20, 2007 in the Cook County Recorder of Deeds (the “Records”).

5.               Assignment of Leases and Rents made by Borrower to Original Lender, and recorded as Document No. 0628641197 on October 13, 2006 and re-recorded as Document No. 0705134084 on February 20, 2007, in the Records.

6.               UCC Financing Statement, recorded as Document No. 0628641198 in the Records, reflecting Borrower, as debtor, and Original Lender, as secured party.

7.               UCC Financing Statement, recorded as Document No. 2007 2952322 with the Delaware Department of State, reflecting Borrower, as debtor, and Original Lender, as secured party.

8.               Guaranty of Recourse Obligations (the “Guaranty”) made by Beacon Capital Strategic Partners IV, L.P. (“Original Indemnitor”) for the benefit of Original Lender.

9.               Environmental Indemnity Agreement (the “Environmental Indemnity”) made by Borrower in favor of Original Lender.

10.         Cash Management Agreement (the “Cash Management Agreement”) by and among Borrower, 10/120 South Riverside Illinois Property Manager LLC, Original Lender and Wachovia Bank, National Association.

EXHIBIT B

ORGANIZATIONAL CHARTS

See Attached.

EXHIBIT C

RENT ROLL

See Attached.

EXHIBIT D

MODIFICATIONS TO REPRESENTATIONS AND WARRANTIES

1.               The representations and warranties in Section 3.1.1 of the Loan Agreement are hereby modified as follows:

•                  The Borrower’s federal tax identification number is 45-0576003.

•                  The Borrower’s address is 15601 Dallas Parkway, Suite 600, Addison, Texas 75001.

2.               The representations and warranties in Sections 3.1.9, 3.1.19, 3.1.20 and 3.1.21 of the Loan Agreement are modified by any disclosures set forth in the Reports. To the extent applicable, any third party reports referenced in the Loan Documents shall include the Reports, including, without limitation, the “Environmental Report” referenced in the Environmental Indemnity shall include the New Environmental Reports.

3.               The representations and warranties in Section 3.1.17 of the Loan Agreement are modified by those claims (both open and closed) made on Borrower’s insurance policies since the date of the Loan Agreement as set forth on the loss runs and open claims listing attached to this Agreement as Exhibit E.

4.               The representations and warranties in Section 3.1.22 of the Loan Agreement are modified by any Tenant or seller estoppel certificates delivered to Lender in connection with this Agreement.

5.               The organizational chart attached as Schedule III to the Loan Agreement is hereby deleted and replaced with the organizational chart attached to this Agreement as Exhibit B.

6.               The rent roll attached as Schedule I to the Loan Agreement is hereby deleted and replaced with the rent roll attached to this Agreement as Exhibit C.

7.               The schedule of Unfunded Tenant Allowances set forth on Schedule VI to the Loan Agreement is hereby deleted and replaced with the schedule of Unfunded Tenant Allowances attached to this Agreement as Schedule VI.

EXHIBIT E

INSURANCE CLAIMS

See Attached.

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SCHEDULE VI

UNFUNDED TENANT ALLOWANCES

See Attached.

3

JOINDER BY AND AGREEMENT OF ORIGINAL INDEMNITOR

The undersigned, BEACON CAPITAL STRATEGIC PARTNERS IV, L.P., being the Original Indemnitor under the Guaranty executed in connection with the Loan described in the Consent Agreement (“Agreement”) to which this Joinder (the “Original Indemnitor Joinder”) is attached, hereby represents and warrants to, and acknowledges and agrees with, Lender the following:

1.                                       Defined Terms. All capitalized terms used in this Original Indemnitor Joinder, unless defined herein, shall have the meanings given such terms in the Consent Agreement.

2.                                       Reaffirmation of Guaranty. The Guaranty constitutes the valid, legally binding obligation of Original Indemnitor, enforceable against Original Indemnitor in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). By Original Indemnitor’s execution hereof, Original Indemnitor waives and releases any and all defenses, affirmative defenses, setoffs, claims, counterclaims and causes of action of any kind or nature which Original Indemnitor has asserted, or might assert, against any of Lender Parties which in any way relate to or arise out of the Guaranty or the other Loan Documents other than a defense, claim or counterclaim that Original Indemnitor may raise in the event that any action or proceeding is hereafter brought against Original Indemnitor by Lender in connection with the Guaranty, this Original Indemnitor Joinder or any of the other Loan Documents.

3.                                       Agreements of Original Indemnitor. Original Indemnitor consents to the execution and delivery of the Consent Agreement by Borrower and agrees and acknowledges that, except as set forth in paragraph 5 below, the liability of Original Indemnitor under the Guaranty shall not be diminished in any way by the execution and delivery of the Agreement or by the consummation of any of the transactions contemplated therein, including but not limited to the Transfer.

4.                                       Authority Representations by the Original Indemnitor. The execution and delivery of, and performance under, this Original Indemnitor Joinder or the Guaranty by Original Indemnitor will not (a) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Original Indemnitor or (b) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Original Indemnitor is a party.

5.                                       Release of Original Indemnitor under Guaranty. Notwithstanding anything to the contrary in this Original Indemnitor Joinder, the Guaranty or the other Loan Documents, Original Indemnitor’s obligations hereunder and under the Guaranty shall not apply with respect to, and by acceptance of this Joinder, Lender agrees that Original Indemnitor is hereby released from, any and all of Original Indemnitor’s obligations (the “Guaranteed Obligations”) under the Guaranty for acts or events occurring or obligations arising on or after the Effective Date, unless such Guaranteed Obligations are caused by Original Indemnitor or any of its agents.

Notwithstanding the foregoing, Original Indemnitor shall not be released from the environmental obligations under the Guaranty (“Environmental Indemnity Obligations Under Guaranty”) occurring on or after the Effective Date if such Environmental Indemnity Obligations Under Guaranty are caused by Original Indemnitor or any of its agents or result from the existence of conditions existing prior to the Effective Date or migrating to or from any portion of the Property prior to the Effective Date, or result from a violation of Environmental Law (as defined in the Environmental Indemnity) prior to the Effective Date.

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                                                The undersigned Original Indemnitor has executed and delivered this Original Indemnitor Joinder to be effective as of the date of the Effective Date of the Agreement.

Witnesses:			ORIGINAL INDEMNITOR:

BEACON CAPITAL STRATEGIC PARTNERS IV, L.P., a Delaware limited partnership

			By:	BCP Strategic Partners IV, L.P., a Delaware limited partnership, its General Partner

				By:	BCP Strategic Partners IV GP, LLC, a Delaware limited liability company, its General Partner

				By:	Beacon Capital Partners, LLC, a Delaware limited liability company, its sole member

Sign:					By:
Print Name					Name: Nancy J. Broderick
Title: Managing Director

Sign:
Print Name:

COMMONWEALTH OF MASSACHUSETTS)
) SS.:
COUNTY OF	SUFFOLK)

This foregoing instrument was acknowledged before me this      day of                             , 2006, by Nancy J. Broderick, as Managing Director of Beacon Capital Partners, LLC, a Delaware limited liability company, the sole member of BCP Strategic Partners IV GP, LLC, a Delaware limited liability company, the general partner of BCP Strategic Partners IV, L.P., a Delaware limited partnership, the general partner of BEACON CAPITAL STRATEGIC PARTNERS IV, L.P., a Delaware limited partnership. She personally appeared before me and is personally known to me or produced a Massachusetts drivers license as identification.

Notary Public, State of
My Commission Expires:

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JOINDER BY AND AGREEMENT OF NEW INDEMNITOR

The undersigned, BEHRINGER HARVARD REIT I, INC. (“New Indemnitor”), being the Principal referred to in the Consent Agreement (the “Agreement”) to which this Joinder (the “New Indemnitor Joinder”) is attached, intending to be legally bound under the terms and provisions of the Guaranty pursuant to the provisions of this New Indemnitor Joinder, hereby represents and warrants to and acknowledges and agrees with Lender the following:

1.                                      Defined Terms. All capitalized terms used in this New Indemnitor Joinder, unless defined herein, shall have the meanings given such terms in the Agreement.

2.                                         Benefit to New Indemnitor. New Indemnitor, owning a direct and/or indirect interest in Borrower as a result of the Transfer, shall receive a substantial benefit from Lender’s consent to the Transfer.

3.                                         Assumption by New Indemnitor of Guaranty. From and after the Effective Date, New Indemnitor hereby assumes and agrees to be liable and responsible for and bound by all of Original Indemnitor’s obligations, agreements and liabilities, including but not limited to the jury waiver and other waivers set forth therein, under the Guaranty, as fully and completely as if the New Indemnitor had originally executed and delivered such Guaranty as the guarantor/indemnitor thereunder. New Indemnitor further agrees to pay, perform and discharge each and every obligation of payment and performance of any guarantor/indemnitor under, pursuant to and as set forth in the Guaranty at the time, in the manner and otherwise in all respects as therein provided. With respect to the environmental obligations of New Indemnitor under the Guaranty, the liability of New Indemnitor shall be joint and several with that of Borrower and shall not be limited to environmental obligations occurring from and after the Effective Date.

4.                                         Confirmation of Representations. By its execution hereof, New Indemnitor confirms the representations and warranties and agrees to the covenants regarding New Indemnitor set forth in the Agreement.

5.                                         Authority Representations by New Indemnitor. The execution and delivery of this New Indemnitor Joinder, and performance by New Indemnitor under the New Indemnitor Joinder and the Guaranty will not (a) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Indemnitor or (b) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Indemnitor is a party.

6.                                         Notices to New Indemnitor. From and after the Effective Date, Lender shall deliver any notices to New Indemnitor which are required to be delivered pursuant to the Guaranty, or are otherwise delivered by the Lender thereunder at Lender’s sole discretion, to the New Indemnitor at the following address:

Behringer Harvard REIT I, Inc.
c/o Behringer Harvard Operating Partnership I LP
15601 Dallas Parkway, Suite 600
Addison, Texas 75001
Attention: Jon L. Dooley and Andrew J. Bruce

Facsimile: 214-655-1610

with copy to:

Jones Day
27227 North Harwood Street

Dallas, Texas 75201-1515
Attention:  Michelle R. Brown, Esq. and Mark K. Minton, Esq.
Facsimile: 214-969-5100

and

Powell Coleman & Arnold LLP
8080 North Central Expressway
Suite 1380
Dallas, Texas 75206
Attention:  Patrick M. Arnold
Facsimile: 214-373-8768

All notices to be sent by New Indemnitor to Lender under the Guaranty and Loan Documents shall be sent to Lender in the manner set forth in and at the address shown in Section 3.7 of the Agreement to which this New Indemnitor Joinder is attached.

7.                                       AUTHORIZED AGENT. FOR PURPOSES OF SECTION 5.3 OF THE GUARANTY, NEW INDEMNITOR DOES HEREBY DESIGNATE AND APPOINT:

c/o CT CORPORATION SYSTEM
111 EIGHTH AVENUE
NEW YORK, NEW YORK 10011

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO NEW INDEMNITOR IN THE MANNER PROVIDED HEREINABOVE SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON NEW INDEMNITOR, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK.

The undersigned New Indemnitor has executed and delivered this New Indemnitor Joinder to be effective as of the date of the Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2

WITNESSES:		NEW INDEMNITOR:

BEHRINGER HARVARD REIT I, INC., a Maryland corporation

By:
Print Name:		Name:
Title:

Print Name:

STATE OF)
) SS.:
COUNTY OF)

The foregoing instrument was acknowledged before me this              day of                   , 2007, by                              , as                             of BEHRINGER HARVARD REIT I, INC., a Maryland corporation, on behalf of said corporation. He/She is        personally known to me or           produced                                              as identification and did not take an oath.

Notary Public
Print Name:

My Commission Expires:

[Notarial Seal]

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